Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure
Acquisitions
Acquisitions have been accounted for as business combinations, and the acquired companies’ results have been included in the accompanying consolidated statements of income from their respective dates of acquisition. Our acquisitions have historically been made at prices above the fair value of the acquired net assets, resulting in goodwill, due to expectations of synergies of combining the businesses. These synergies include use of our existing infrastructure, such as sales force, shared service centers, distribution channels and customer relations, to expand sales of the acquired businesses’ products; use of the infrastructure of the acquired businesses to cost-effectively expand sales of our products; and elimination of duplicative facilities, functions and staffing.
2012 Acquisitions
On May 3, 2012, we acquired AmniSure, a privately owned company that markets the AmniSure® assay for determining whether a pregnant woman is suffering rupture of fetal membranes (ROM), a condition in which fluid leaks from the amniotic sac prematurely. The acquisition of AmniSure did not have a material business impact to net sales, net income or earnings per share, and therefore no pro forma financial information has been provided herein.
As of December 31, 2012, the final purchase price allocation is as follows:

(in thousands)	AmniSure acquisition
Purchase price:
Cash consideration	$101,415
Fair value of contingent consideration	4,530
$105,945

Allocation:
Working capital	$5,297
Fixed and other long-term assets	267
Developed technology, licenses and know-how	28,941
Customer relationships	25,520
Tradenames	2,692
In-process research and development	4,522
Goodwill	44,369
Deferred tax liability on fair value of identifiable intangible assets acquired	(5,202)
Long-term liabilities assumed	(461)
$105,945

The weighted-average amortization period for the intangible assets is 9.5 years. The goodwill acquired is not deductible for tax purposes.
We acquired AmniSure in the second quarter of 2012. Since the acquisition date, the results of AmniSure are included in the consolidated results through December 31, 2012 and were not material. The total fair value of the contingent consideration for AmniSure of approximately $4.5 million has been recorded as purchase price using a probability-weighted analysis of the future milestones using discount rates between 0.7% and 2.0%. Under the purchase agreement, we could be required to make additional contingent cash payments totaling $35.0 million through 2017.
During 2012, we completed other acquisitions, including Intelligent Bio-Systems, Inc., which were not significant, either individually or in the aggregate, to the overall consolidated financial statements. The total cash paid for these acquisitions, net of cash acquired, was $31.2 million of which an amount of $5.2 million was retained in an escrow account to cover any claims for breach of any representations, warranties or indemnities. Certain acquisitions included contingent consideration where we are required to assess the acquisition date fair value of the contingent consideration liabilities, which is recorded as part of the purchase consideration. This is discussed further in Note 14, "Fair Value Measurements," where we assess and adjust the fair value of the contingent consideration liabilities, if necessary, until the settlement or expiration of the contingency occurs. The total fair value of the contingent consideration for these other acquisitions of approximately $12.0 million has been recorded as purchase price. Under the purchase agreements, we could be required to make contingent cash payments totaling $12.5 million through 2016. The fair value of the contingent cash payments of was determined using a discount rate of 0.7% to 1.6% and a probability regarding the accomplishment of the milestones of 95.0% to 100.0%.
Acquisition-related costs are expensed when incurred and are included in general and administrative, restructuring, integration and other in the accompanying consolidated statements of income. Acquisition-related costs for 2012 acquisitions amounted to $4.5 million.

We made contingent purchase price payments totaling $7.1 million in 2012 for acquisitions completed prior to 2012. The contingent purchase price payments were contractually due upon achievement of certain performance criteria of the acquired business.

2011 Acquisitions
On August 29, 2011, we acquired all outstanding shares of Cellestis Ltd., a publicly listed Australian company, for $372.5 million in cash. Cellestis develops and provides in-vitro diagnostics and life science research products based on its proprietary QuantiFERON® technology. The technology provides information on the activity of the cell-mediated functions of the immune system from whole blood samples. By tapping into the body’s memory system, this approach allows diseases to be detected much earlier than with other diagnostic methods, such as PCR. With QuantiFERON®, we added a “pre-molecular” technology that allows us to look even deeper than with DNA-based molecular testing and thereby strive to feed and drive our DNA-based molecular franchise. QuantiFERON® is a trademark of Cellestis, Ltd.
The final purchase price allocation for Cellestis did not differ from the preliminary estimates other than the recognition of approximately $6.2 million of additional customer relationships, $0.3 million of additional developed technology, $3.9 million decrease of long-term deferred tax liability and an additional $1.6 million of other opening balance sheet adjustments. The corresponding impact for these adjustments was a decrease to goodwill of $12.0 million. These changes to arrive at the final purchase price allocation were not material to the consolidated financial statements. As of December 31, 2012, the final purchase price allocation for Cellestis is as follows:

(in thousands)	Cellestis acquisition
Purchase price:
Cash consideration paid	$372,452
$372,452

Allocation:
Working capital	$18,465
Fixed and other long-term assets	1,112
Developed technology, licenses and know-how	67,500
Customer relationships	48,800
Tradenames	12,000
Goodwill	258,886
Deferred tax liability on fair value of identifiable intangible assets acquired	(34,079)
Liabilities assumed	(232)
$372,452

The weighted-average amortization period for intangible assets is 10.0 years. The goodwill acquired is not deductible for tax purposes.
During 2011, we acquired a majority shareholding in Ipsogen S.A., a publicly listed company founded in 1999 and based in Marseille, France, that is a global leader in molecular profiling and personalized healthcare diagnostics for a broad range of applications in the field of hematology. The acquisition of Ipsogen provides QIAGEN access to a broad range of assays covering 15 biomarkers used worldwide for the diagnosis, prognosis and monitoring of patients with various blood cancers. Many of these assays also are used as companion diagnostics in personalized healthcare to make and guide treatment decisions. Many of Ipsogen’s assays have CE-IVD Marking in Europe and have been developed for use on QIAGEN's Rotor-Gene Q real-time PCR system. This has the potential to enable the smooth and rapid transfer of these unique products onto QIAGEN's QIAsymphony RGQ, a novel integrated sample-to-result laboratory automation platform that includes the Rotor-Gene Q system.     On July 12, 2011, we paid €40.9 million ($57.4 million) for the initial 62.6% of Ipsogen outstanding common shares. On the acquisition date, the fair value of the noncontrolling interest was $42.4 million and the fair value of all Ipsogen outstanding shares and other equity instruments was approximately €70.2 million ($99.9 million). The fair value of the noncontrolling interest was based on reference to quoted market values of Ipsogen stock. The assignment of the total consideration including the fair value of the noncontrolling interest as of the date of the acquisition is shown below. Since the acquisition we have paid an additional total of $29.8 million and hold 89.4% of the Ipsogen shares on a fully diluted basis as of December 31, 2012.
The final purchase price allocation for Ipsogen did not differ from the preliminary estimates other than the recognition of approximately $9.0 million of additional long-term deferred tax assets related to net operating losses, $8.1 million of additional developed technology, $2.8 million of additional long-term deferred tax liability related to the developed technology and a net change of $0.3 million to other intangible assets. The corresponding impact for these adjustments was a decrease to goodwill of $14.6 million. These changes to arrive at the final purchase price allocation were not material overall to the consolidated financial statements. As of December 31, 2012, the final purchase price allocation is as follows:

(in thousands)	Ipsogen acquisition
Purchase price:
Cash consideration paid	$57,436
Fair value of remaining shares	42,437
$99,873

Allocation:
Working capital	$15,284
Deferred tax asset of acquired NOLs	8,997
Fixed and other long-term assets	2,429
Developed technology, licenses and know-how	44,500
Customer relationships	11,000
Tradenames	1,400
Goodwill	37,500
Deferred tax liability on fair value of identifiable intangible assets acquired	(19,325)
Liabilities assumed	(1,912)
$99,873

The weighted-average amortization period for intangible assets is 10 years. The goodwill acquired is not deductible for tax purposes.

Since the acquisition dates, the results of Cellestis and Ipsogen are included in our consolidated results through December 31, 2011. Net sales for the combined companies totaled $28.6 million and net loss attributable to the owners of QIAGEN N.V. was $1.7 million as of December 31, 2011. Acquisition-related costs for Cellestis and Ipsogen for the year-ended December 31, 2011 amounted to $5.8 million and $5.6 million, respectively.
Pro forma results
The following unaudited pro forma information assumes that the Cellestis and Ipsogen occurred at the beginning of the periods presented. For the years ended December 31, 2011 and 2010, pro forma net sales would have been $1,213.5 million and $1,140.2 million, pro forma net income would have been $91.9 million and $139.2 million, and pro forma diluted net income per common share would have been $0.38 and $0.58, respectively. These unaudited pro forma results are intended for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the acquisitions been in effect at the beginning of the periods presented, or of future results of the combined operations.
Other 2011 Acquisitions
During 2011, we completed three acquisitions which individually were not significant to the overall consolidated financial statements. The cash paid for other 2011 acquisitions, net of cash acquired, was $47.9 million of which an amount of $8.5 million was retained in an escrow account to cover any claims for breach of any representations, warranties or indemnities. Certain acquisitions included contingent consideration where we are required to assess the acquisition date fair value of the contingent consideration liabilities, which is recorded as part of the purchase consideration. This is discussed further in Note 14, "Fair Value Measurements," where we continuously assess and adjust the fair value of the contingent consideration liabilities, if necessary, until the settlement or expiration of the contingency occurs. The total fair value of the milestone payments of approximately $6.9 million, determined as of the acquisition date, has been recognized as purchase price. The fair value of the milestone payments of approximately $5.5 million was determined using a discount rate of 1.70% and a probability regarding the accomplishment of the milestones of 90% to 100%. The fair value of the milestone payments of approximately $1.4 million was determined using a discount rate of 3.25% with the assumption that only the first milestone will be met based on the assumptions of the business plan. Under the purchase agreements at the time of acquisition, we could be required to make additional contingent cash payments totaling $44.0 million through 2016.
2010 Acquisitions
In 2010, we completed two acquisitions which individually were not significant to the overall consolidated financial statements. We acquired 100% of the shares of ESE GmbH (subsequently renamed QIAGEN Lake Constance GmbH), a privately held developer and manufacturer of UV and fluorescence optical measurement devices. ESE is based in Stockach, Germany. ESE pioneered the development and manufacturing of optical measurement systems for medical and industrial applications. The systems utilize unique, high-performance and award-winning fluorescence detection technologies integrated into compact modules. We have demonstrated that ESE’s fluorescence detection systems can be used to measure signals generated by our existing testing technologies, including the HDA and tHDA isothermal assay systems. We also acquired the food market business of the Institute for Product Quality (ifp), a Berlin-based company which sells food, veterinary and environmental quality control assays. The transaction was an asset purchase of primarily patents, know-how, intellectual property rights and customer data related to the business. We have entered into license and contract manufacturing agreements with ifp under which ifp will perform the production for QIAGEN.
Aggregate consideration paid in 2010 for the acquisitions was $22.7 million and an amount of $2.9 million was retained in an escrow account to cover any claims for breach of any representations, warranties or indemnities. Furthermore, the purchase agreements for both acquisitions included aggregate milestone payments of up to $8.1 million.